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                                                                       EXHIBIT 1


                         AGREEMENT OF REPORTING PERSONS


         The undersigned agree that the attached Amendment No. 18 to the
Schedule 13D dated November 1, 2000, is being filed with the Securities and Exchange Commission on behalf of each of Shashikant Sheth, Mahendra Sheth, Kirit Sheth, Virendra Sheth, Transvit Manufacturing Corp. and Starion International, Ltd. Jamnadas Odhavji Sheth and Jayesh Jamnadas Sheth are signing this Agreement of Reporting Persons solely to acknowledge the accuracy of the information contained in Amendment No. 18 to the Schedule 13D.




                                           /s/ Shashikant Sheth
                                           -------------------------------------
                                           Shashikant Sheth, Individually




                                           /s/ Mahendra Sheth
                                           -------------------------------------
                                           Mahendra Sheth, Individually




                                           /s/ Kirit Sheth
                                           -------------------------------------
                                           Kirit Sheth, Individually




                                           /s/ Virendra Sheth
                                           -------------------------------------
                                           Virendra Sheth, Individually




                                           /s/ Jamnadas Odhavji Sheth
                                           -------------------------------------
                                           Jamnadas Odhavji Sheth, Individually




                                           /s/ Jayesh Jamnadas Sheth
                                           -------------------------------------
                                           Jayesh Jamnadas Sheth, Individually



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Starion International Ltd.                 Transvit Manufacturing Corporation




By: /s/ Shashikant Sheth                   By: /s/ Mahendra Sheth
   --------------------------------           ----------------------------------
Name:   Shashikant Sheth                   Name:   Mahendra Sheth
Title:  Director                           Title:  President